SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          _____________


                            FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934



 Date of Report (Date of earliest event reported): July 10, 1995

                       ___________________


                         JMC Group, Inc.
       (Exact name of registrant as specified in charter)




     Delaware                         0-12926             95-2627415
(State or other jurisdiction of       (Commission File    (I.R.S. Employer
incorporation or organization)        Number)             Identification No.)




   9710 Scranton Road, Suite 100, San Diego, California 92121
   (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: 619-450-0055

Item 5.   Other Events.

     On July 10, 1995, the Registrant was informed by the Florida
Department of Insurance that a Final Order had been issued in the Department's administrative proceeding against the Registrant's wholly-owned subsidiary, James Mitchell & Co. and James K.
Mitchell, personally. On July 14, 1995, the Department entered a stay of enforcement of certain aspects of the Final Order. A copy of the press releases concerning these results are attached as exhibits to this Report and are hereby incorporated by reference.


Item 7.   Financial Statements and Exhibits.

     The following exhibits are filed herewith:

     Exhibit 28.1          July 13, 1995 Press Release
     Exhibit 28.2          July 17, 1995 Press Release

                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JMC GROUP, INC.



Dated: July 18, 1995          By:    /s/ Pamela R. Schneider
                                 ------------------------------
                                 Pamela R. Schneider
                                 Senior Vice President and General Counsel